                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 11, 2001


            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


       District of Columbia                  1-7102              52-0891669
-----------------------------------       ------------       -------------------
      (state or other juris-              (Commission         (I.R.S. Employer
             Diction)                     File Number)       Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                 20171-3025
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (703) 709-6700

          (Former name or former address, if changed since last report)


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Item 5.            Other Events

Updated debt ratings from Standard & Poors Corporation as of April 4, 2001.


                                                                Standard & Poor's
                                                                   Corporation
                                                               -------------------
         Direct:
         Collateral trust bonds                                         AA-
         Domestic and European medium-term notes                        A+
         QUICS                                                          A-
         Domestic and European commercial paper                         A-1+
         Guarantees:
         Leveraged lease debt                                           A+
         Pooled bonds                                                   A+
         Other bonds                                                    A+
         Short-term                                                     A-1+

         The ratings listed above have the meaning as defined by the respective rating agency, and they are not recommendations to buy, sell or hold securities. In addition, they are subject to revision or withdrawal at any time by the rating organization.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONAL RURAL UTILITIES COOPERATIVE
                                        FINANCE CORPORATION

                                      /s/ STEVEN L. LILLY
                                      -------------------
                                      Steven L. Lilly
                                      Senior Vice President and
                                        Chief Financial Officer
                                      (Principal Financial Officer)


Dated:  April 11, 2001